SUPPLEMENT
DATED JULY 21, 2009
TO THE
MLIG VARIABLE INSURANCE TRUST (the “Trust”)
PROSPECTUSES
DATED MAY 1, 2009
This supplement contains information about each of the Portfolios of the Trust.
On July 16, 2009, the Board of Trustees of the Trust approved a proposal to liquidate each of the Portfolios of the Trust. The Portfolios will be liquidated on or about October 23, 2009 (the “Liquidation Date”).
To the extent possible, each Portfolio will attempt to invest its assets pursuant to its investment strategies until the Liquidation Date. However, leading up to the Liquidation Date, all or a substantial portion of each Portfolio’s assets may be invested in cash or cash equivalents in anticipation of portfolio redemptions. When invested in such instruments in anticipation of its liquidation, a Portfolio may not be able to achieve its investment objective. Accordingly, investors and prospective investors in a Portfolio may wish to consider alternative investment options.
Shares of each Portfolio are offered exclusively to certain registered separate accounts of Merrill Lynch Life Insurance Company (“MLLIC”) and ML Life Insurance Company of New York (“MLLICNY”) as funding vehicles for certain variable annuity and variable life insurance contracts (“variable contracts”) issued by them. Shares are not offered directly to the public. Investors who hold shares of one or more of the Portfolios through a variable contract issued by either MLLIC or MLLICNY should receive additional information about the liquidation from MLLIC or MLLICNY, as applicable, including alternative investment options available to contract owners.
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Please retain this supplement with your Prospectus(es) for future reference.